UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2017

NEXEO SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36477	46-5188282
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3 Waterway Square Place, Suite 1000
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Stock Purchase Agreement

On April 3, 2017, Nexeo Solutions, Inc., a Delaware corporation (the “Company”), through its wholly owned subsidiaries, completed the previously announced acquisition (the “Ultra Chem Acquisition”) of the equity interests of the Mexico City, Mexico based chemicals distribution business of Ultra Chem, S. de R.L. de C.V. and its related entities (collectively, “Ultra Chem”) from the Ultra Chem shareholders for approximately $58 million pursuant to that certain Stock Purchase Agreement, dated March 9, 2017 (the “Stock Purchase Agreement”).

A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Stock Purchase Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement.

Item 7.01 Regulation FD Disclosure

On April 3, 2017, the Company announced the completion of the Ultra Chem Acquisition. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibit 99.1 hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Description
2.1*	Stock Purchase Agreement, dated March 9, 2017, by and among Nexeo Solutions, LLC, Nexeo Solutions Mexico Holdings, LLC and the shareholders party thereto.
99.1	Press Release issued by the Company on April 3, 2017.
______________________________________
*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS, INC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Administrative Officer

Dated: April 3, 2017

Exhibit Index

Exhibit	Description
2.1*	Stock Purchase Agreement, dated March 9, 2017, by and among Nexeo Solutions, LLC, Nexeo Solutions Mexico Holdings, LLC and the shareholders party thereto.
99.1	Press Release issued by the Company on April 3, 2017.
______________________________________
*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.